UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2012

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2012, Briggs & Stratton Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement between the Company and Wells Fargo Bank, N.A., as Successor Rights Agent, dated as of August 7, 1996, as previously amended by amendments dated as of November 25, 2002, August 9, 2006, August 12, 2009 and October 13, 2009 (the “Rights Agreement”). The amendments to the Rights Agreement reflected in the Amendment, which the Board of Directors of the Company approved on August 8, 2012, among other things, extended the term of the Rights Agreement by changing the scheduled expiration date from October 17, 2012 to October 21, 2015.

The Rights Agreement as amended by the Amendment is filed herewith as Exhibit 4.1. The foregoing description of the Rights Agreement and changes to the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 8, 2012, the Board of Directors of the Company approved amendments to Article VIII of the Bylaws of the Company (as amended, the “Bylaws”) to, among other things, make the following changes relating to director and officer indemnification and advancement of expenses: (i) requiring that the Company pay any indemnification claim with respect to liabilities incurred by a director or officer in connection with a proceeding to which he or she is a party because he or she is a director or officer within 30 days of a claim, unless (x) during that 30-day period, directors who are not parties to the subject proceeding comprising a quorum of the Board determine that the director or officer engaged in a breach of duty or (y) there are not at least two directors who are not parties to the subject proceeding (if either applies, a “Negative Board Determination”) (prior to the amendments, the payment was to be made within 60 days of a claim, unless a Negative Board Determination occurred during the period); (ii) allowing a director or officer to appeal a Negative Board Determination to an independent counsel, an arbitration panel or a court (prior to the amendments, a director or officer could appeal to the Board of Directors, an independent counsel, an arbitration panel, the shareholders, a court or any other method provided for in any additional right to indemnification permitted under the Bylaws); (iii) clarifying certain provisions; and (iv) providing that a director or officer is entitled to indemnification and advancement for his expenses incurred while acting as a witness in a proceeding because he is a director or officer of the Company but is not a party to the proceeding or threatened to be made a party, pursuant to procedures separate from those that apply to indemnification and advancement of expenses when the director or officer is a party to the proceeding.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the amendments, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Briggs & Stratton Corporation Amendments to Bylaws approved August 8, 2012

4.1	Rights Agreement, dated as of August 7, 1996 (as amended through August 8, 2012) between Briggs & Stratton Corporation and Wells Fargo, N.A., as successor rights agent [Incorporated by reference to Exhibit 4.1 to Amendment No. 4 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation, dated as of August 13, 2012 (Commission File No. 001-1370)]

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 13, 2012	By:	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description

3.1	Briggs & Stratton Corporation Amendment to Bylaws

4.1	Rights Agreement, dated as of August 7, 1996 (as amended through August 8, 2012) between Briggs & Stratton Corporation and Wells Fargo, N.A., as successor rights agent [Incorporated by reference to Exhibit 4.1 to Amendment No. 4 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation, dated as of August 13, 2012 (Commission File No. 001-1370)].

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